Exhibit 10.3

GUSKIN GOLD CORPORATION

SUBSCRIPTION AGREEMENT

A. Instructions.

Each person considering subscribing for Shares (the “Shares”) of Guskin Gold Corporation (the “Company”) should review the following instructions:

1. Subscription Agreement: Please complete, execute and deliver to the Company the enclosed copy of the Subscription Agreement. The Company will review the materials and, if the subscription is accepted, the Company will execute the Subscription Agreement and return one copy of the materials to you for your records.

The Company shall have the right to accept or reject any subscription, in whole or in part.

An acknowledgment of the acceptance of your subscription will be returned to you promptly after acceptance.

2. Payment: Payment for the amount of Shares subscribed for shall be made at the time of delivery of the properly executed Subscription Agreement, or such date as the Company shall specify by written notice to subscribers (the “Subscriber(s)”) (unless such period is extended in the sole discretion of the Chief Executive Officer of the Company), of a check, bank draft or wire transfer of immediately available funds to the Company at the address set forth below or an account specified by the Company. The closing of the transactions contemplated hereby (the “Closing”) will be held on such date specified in such notice (unless the closing date is extended in the sole discretion of the Chief Executive Officer of the Company). There is no minimum aggregate amount of Shares which must be sold as a condition precedent to the Closing, and the Company may provide for one or more Closings while continuing to offer the Shares that constitute the unsold portion of the offering.

B. Communications.

All documents and check should be forwarded to:

Guskin Gold Corporation

4500 Great America Parkway, PMB 38, Ste 100

Santa Clara, CA 95054

Tel: (408) 766 1511

Attn: Naana Asante

THE PURCHASE OF SHARES OF GUSKIN GOLD CORPORATION INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

EVERY POTENTIAL INVESTOR PRIOR TO ANY INVESTMENT OR PURCHASE OF GUSKIN GOLD CORPORATION’S SHARES SHOULD READ THE PROSPECTUS RELATING TO THIS OFFERING.

[Signature Page Follows]

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned (the “Subscriber”) hereby subscribes for that number of Shares (the “Share(s)”) of the Company set forth below, upon and subject to the terms and conditions set forth in the Company’s final prospectus filed on Form 424(b)(3) and dated _________, 2021 (the “Prospectus”).

The Subscriber acknowledges, represents and warrants as of the date of this Subscription Agreement that:

1. no person has made to the Subscriber any written or oral representations:

(a) that any person will resell or repurchase the Shares,

(b) that any person will refund the purchase price of the Shares, or

(c) as to the future price or value of the Shares;

2. the Company has provided to the Subscriber a copy of the Prospectus and has made available a copy of the Company’s Registration Statement on Form S-1 filed on ________________, 2021; and,

3. the representations, warranties and acknowledgements of the Subscriber contained in this section will survive the closing of this Subscription Agreement.

By signing this acceptance, the Subscriber agrees to be bound by the term and conditions of this Subscription Agreement.

Total Number of Shares to be Acquired: ____________________________

Amount to be paid (price of $___ USD per Share): ____________________________

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement of _______, 2021.

NAME: (PRINT) as it should appear on the Certificate:

______________________________________________

ADDRESS:

______________________________________________

______________________________________________

______________________________________________

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of Guskin Gold Corporation this ______ day of ____________________, 2021.

By:
Naana Asante, CEO